                                                                     Exhibit 1.1
                                                                  EXECUTION COPY




                         SHURGARD STORAGE CENTERS, INC.


                                  $200,000,000

                              5.875% NOTES DUE 2013



                             Underwriting Agreement


                                                              New York, New York
                                                                  March 19, 2003


To the Representatives
 named in Schedule I
 hereto of the Under-
 writers named in
 Schedule II hereto


Ladies and Gentlemen:

            Shurgard Storage Centers, Inc., a corporation organized under the laws of the State of Washington (the "Company"), proposes to sell to the several underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, the principal amount of its securities identified in Schedule I hereto (the "Securities"), to be issued under an indenture dated as of April 25, 1997, as supplemented on July 11, 1997 (the "Indenture") between the Company and LaSalle National Bank, as trustee (the "Trustee"). To the extent there are no additional Underwriters listed on
Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be (each, an "Incorporated Document" and collectively, the "Incorporated Documents"); and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any Incorporated Document under the Exchange Act after the
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                                                                              2

Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.

            1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

            (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (the file number(s) of which is set forth in Schedule I hereto) on Form S-3, including a related basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments to such registration statement or supplements to such basic prospectus, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: (1) after the Effective Date of such registration statement, a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b), (2) prior to the Effective Date of such registration statement, an amendment to such registration statement (including the form of final prospectus supplement) or (3) a final prospectus in accordance with Rules 415 and 424(b). In the case of clause (1), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act to be included in such registration statement and the Final Prospectus. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

            (b) On the Effective Date, the Registration Statement did, and on
      the Closing Date will, and the Final Prospectus (and any supplement thereto) as of its date did, and on the Closing Date will, comply in all material respects with the applicable requirements of the Act, the
      Exchange Act and the Trust Indenture Act; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date, the Indenture did or will comply in all material respects with the applicable
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                                                                               3

      requirements of the Trust Indenture Act; and as of its date and on the Closing Date, the Final Prospectus (together with any supplement thereto) did not or will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

            (c) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder; any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable; none of the outstanding shares of capital stock of the Company were issued in violation of preemptive or other similar rights of any security holder of the Company. Full cumulative distributions on all shares of the Company's preferred stock have been declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past distribution periods and the then current distribution period. The capital stock and debt structure of the Company is as set forth under the caption "Capitalization" in the Final Prospectus.

            (e) The Company is a corporation duly organized and validly existing under the laws of the State of Washington, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in
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                                                                               4

      the Registration Statement and the Final Prospectus, and is duly registered and qualified (or has made application to become registered and qualified and knows of no reason why such application should be denied) to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries (as defined herein) taken as a whole, whether or not arising from transactions in the ordinary course of business.

            (f) All the Company's subsidiaries (collectively, the "Subsidiaries") are listed on Schedule IV hereto. The Company's ownership interest in each such Subsidiary is as set forth on Schedule IV. Each Subsidiary is a corporation or limited liability company duly organized, validly existing and, where applicable, in good standing in the jurisdiction of its incorporation or organization, as applicable, with the requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Final Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; except as set forth on Schedule IV, all the outstanding shares of capital stock or other interests of each of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable. All of the interests owned or held by the Company, directly or indirectly, in each of the Subsidiaries are free and clear of any lien, adverse claim, security interest, equity or other encumbrance, except for such as would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

            (g) All of the joint ventures in which the Company or any Subsidiary owns any interest (the "Joint Ventures") are listed on Schedule V hereto. The Company's (or Subsidiary's, as the case may be) ownership interest in such Joint Venture is as set forth on Schedule V. Each of the Joint Ventures possesses such certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now being conducted by it, as described in the Registration Statement and the Final Prospectus, and none of the Joint Ventures has received notice of any proceedings relating to the revocation or modification of any such certificate, authority or permit which singly or in the aggregate, if the subject of unfavorable ruling or decision, would have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; each of the Joint Ventures has good and marketable title to all of its real property and to any improvements thereon and all other assets that are used in the operation of the Joint Venture's business, except where the failure to have such title would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

            (h) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or to which any of their respective properties is subject, that are required to be described in the Registration Statement or the Final Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Final Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required by the Act or the Exchange Act.

            (i) Neither the Company nor any of the Subsidiaries is in violation of its certificate or articles of incorporation or by-laws, or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except where such violation or default does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

            (j) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement or the Indenture by the Company nor the consummation by the Company of the transactions contemplated hereby or thereby (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Securities under the Act and the Exchange Act, qualification of the Indenture under the Trust Indenture Act and compliance with the securities or blue sky laws of various jurisdictions, all of which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

            (k) The certified public accountants, Deloitte & Touche LLP, who have audited the financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus are independent public accountants as required by the Act.

            (l) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Final Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the consolidated Subsidiaries on the basis stated in the Registration Statement and the Final Prospectus at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included or incorporated by reference in the Registration Statement and the Final Prospectus (and any amendment or supplement thereto) are fairly presented and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries.

            (m) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement and the Indenture have been duly and validly authorized by the Company. This Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws. The Indenture has been duly authorized, executed and delivered and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

            (n) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture pursuant to which such Securities are to be issued. The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Final Prospectus. The Indenture has been qualified under the Trust Indenture Act.

            (o) Except as disclosed in the Registration Statement and the Final Prospectus, subsequent to the respective dates as of which such information is given in the Registration Statement and the Final Prospectus, neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Company or any of the Subsidiaries other than as a result of borrowings made by the Company under its credit facility in the ordinary course of business, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business.

            (p) (i) The Company has good and marketable title to all of the properties (including the Properties listed as wholly owned by the Company or any of the Subsidiaries on Schedule III hereto) and assets reflected in the financial statements hereinabove described (or as otherwise described in the Registration Statement and the Final Prospectus), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as otherwise described in the Registration Statement or the Final Prospectus or on Schedule III hereto) or which are not material in amount; (ii) the Company occupies its leased properties under valid and binding leases conforming, to the extent such leases are described therein, to the descriptions thereof set forth in the

      Registration Statement and the Final Prospectus; (iii) no tenant of any of the Properties is in default under any of the leases pursuant to which any property is leased (and the Company does not know of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases) other than such defaults that would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; (iv) no person has an option to purchase all or any part of any Property or any interest therein other than the Company and as disclosed in Schedule III hereto;
      (v) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the properties) and with all agreements between the Company and third parties relating to the ownership or use of any Property by the Company, except if and to the extent disclosed in the Registration Statement or the Final Prospectus and except for such failures to comply that would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; (vi) there are in effect for the assets of the Company and the Properties insurance coverages that are commercially reasonable and that are consistent with the types and amounts of insurance typically maintained by prudent owners of similar assets, and the Company has not received from any insurance company notice of any material defects or deficiencies affecting the insurability of any such assets; and (vii) the Company does not have any knowledge of any pending or threatened condemnation proceedings, zoning change, or other similar proceeding or action that will in any material respect affect the size of, use of, improvements on, construction on or access to the Properties, except for such proceedings or actions that would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

            (q) The Company has title policies in effect or binding commitments from title insurance companies for the issuance of title insurance on each of the Properties, except where the failure to have such title insurance would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

            (r) The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, any Preliminary Final Prospectus, the Final Prospectus or other materials, if any, permitted by the Act.

            (s) Each of the Company and the Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") and agreements with third parties relating to ownership or use of any Property by the Company or any Subsidiary, as the case may be, as are necessary to own its properties and to conduct its business in the manner described in the Registration Statement and the Final Prospectus, subject to such qualifications as may be set forth in the Registration Statement and the Final Prospectus and except where the failure to have such permits and agreements would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; the Company and each of the Subsidiaries has fulfilled and performed all its material obligations with respect to such permits and agreements and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit or agreement, subject in each case to such qualification as may be set forth in the Registration Statement and the Final Prospectus; and, except as described in the Registration Statement and the Final Prospectus, none of such permits or agreements contains any restriction that would have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

            (t) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (u) To the Company's knowledge, neither the Company nor any of its Subsidiaries nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

            (v) The Company and each of the Subsidiaries have filed all federal, state and foreign tax returns required to be filed, which returns are complete and correct, and neither the Company nor any Subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, except where such failure to file or default in payment would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

            (w) No holder of any security of the Company has any right to require registration of shares of capital stock or any other security of the Company because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement.

            (x) The Company and the Subsidiaries own or possess in the United States all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Registration Statement and the Final Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses and the Company is not aware of any claim to the contrary or any challenge by any other person in the United States or in any foreign jurisdiction to the rights of the Company and the Subsidiaries with respect to the foregoing which claim or challenge, if determined adversely to the Company, would have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

            (y) Except as otherwise disclosed in the Registration Statement and the Final Prospectus, the Company has not authorized or conducted and does not have knowledge of the generation, transportation, storage, presence, use, treatment, disposal, release, or other handling of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminant, asbestos, radon, polychlorinated biphenyls ("PCBs"), petroleum product or waste (including crude oil or any fraction thereof), natural gas, liquefied gas, synthetic gas or other material defined, regulated, controlled or potentially subject to any remediation requirement under any environmental law (collectively, "Hazardous Materials"), on, in, under or affecting any real property currently leased or owned or by any means controlled by the Company, including the Properties (the "Real Property") except as in material compliance with applicable laws; to the knowledge of the Company, the Real Property and the Company's operations with respect to the Real Property are in compliance with all federal, state and local laws, ordinances, rules, regulations and other governmental requirements relating to pollution, control of chemicals, management of waste, discharges of materials into the environment, health, safety, natural resources, and the environment (collectively, "Environmental Laws"), and the Company has, and is in compliance with, all licenses, permits, registrations and government authorizations necessary to operate under all applicable Environmental Laws, except where the failure to have or comply with such license, permit, registration or authorization would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business. Except as otherwise disclosed in the Registration Statement and the Final Prospectus, the Company has not received any written or oral notice from any governmental entity or any other person and there is no pending or, to the knowledge of the Company, threatened claim, litigation or any administrative agency proceeding that: alleges a violation of any Environmental Laws by the Company; alleges that the Company is a liable party or a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., or any state superfund law; has resulted in or could result in the attachment of an environmental lien on any of the Real Property; or alleges that the Company is liable for any contamination of the environment, contamination of the Real Property, damage to natural resources, property damage, or personal injury based on their activities or the activities of their predecessors or third parties (whether at the Real Property or elsewhere) involving Hazardous Materials, whether arising under the Environmental Laws, common law principles, or other legal standards except to the extent such notice, claim, litigation or administrative agency proceeding involves matters that would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

            (z) The Company was organized and has operated in conformity with the requirements for qualification as a real estate investment trust (a "REIT") under Sections 856 through 858 of the Internal Revenue Code of 1986, as amended (the "Code"), for each of its taxable years ended December 31, 1995 through December 31, 2002, and the Company's current organization and method of operation should enable it to continue to qualify as a REIT under the Code.

            (aa) Neither the Company nor any Subsidiary is or will become as a result of the transactions contemplated hereby, or will conduct its business in a manner in which it would become, "an investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

            (bb) The statements set forth in the Final Prospectus under the caption "Federal Income Tax Considerations" fairly and accurately state the federal income tax considerations that would be material to a holder of Common Stock.

      Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

            2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule I hereto, the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto.

            3. Delivery and Payment. Delivery of and payment for the Securities shall be made on the date and at the time specified in Schedule I hereto or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

            4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

            5. Agreements. The Company agrees with the several Underwriters that:

            (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Preliminary Final

                                                                              13
      Prospectus or Final Prospectus is otherwise required under Rule 424(b), the Company will cause the Preliminary Final Prospectus or Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Preliminary Final Prospectus or Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

            (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act, the Company promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

            (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

            (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

            (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

            (f) The Company will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any debt securities issued or guaranteed by the Company (other than the Securities) or publicly announce an intention to effect any such transaction, until the Business Day set forth on Schedule I hereto.

            (g) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (h) The Company will use its best efforts to meet the requirements to qualify as a REIT under the Code unless the Company's Board of Directors determines by resolution that it is in the best interests of the Company's stockholders not to so qualify.

            6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

            (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) The Company shall have requested and caused Perkins Coie LLP, counsel for the Company, to have furnished to the Underwriters their opinion, dated the Closing Date and addressed to the Underwriters substantially in the form of Annex A hereto. In rendering their opinion as aforesaid, counsel may rely (A) upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States or the State of Washington, provided that (1) each such local counsel is acceptable to you, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you and is, in forma and substance satisfactory to them and their counsel, and (3) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

            (c) The Underwriters shall have received from King & Spalding LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Underwriters, with respect to the issuance and sale of the Securities, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (d) The Company shall have furnished to the Underwriters a certificate of the Company, signed by the Chief Executive Officer or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplements to the Final Prospectus and this Agreement and that:

                  (i) the representations and warranties of the Company in this
            Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) no stop order suspending the effectiveness of the
            Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                  (iii) since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

            (e) The Company shall have requested and caused Deloitte & Touche LLP to have furnished to the Underwriters, at the Execution Time and at the Closing Date, letters (which may refer to letters previously delivered to one or more of the Underwriters), dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and stating in effect, except as provided in Schedule I hereto, that:

                  (i) in their opinion the audited financial statements and
            financial statement schedules included or incorporated by reference in the Registration Statement and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

                  (ii) on the basis of a reading of the latest unaudited
            financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and audit and compensation committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 2002, nothing came to their attention which caused them to believe that:

                        (1) any unaudited financial statements included or
                  incorporated by reference in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus;

                        (2) with respect to the period subsequent to December
                  31, 2002, there were any changes, at a specified date not more than three Business Days prior to the date of the letter, in the consolidated total debt (defined as lines of credit plus notes payable) of the Company and its subsidiaries or capital stock of the Company or decreases in consolidated assets or the shareholders' equity of the Company as compared with the amounts shown on the December 31, 2002 consolidated balance sheet included or incorporated by reference in the Registration Statement and the Final Prospectus, or for the period from January 1, 2003, to such specified date there were any decreases, as compared with the same period in the prior year, in consolidated revenue or income before income taxes or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                        (3) the information included or incorporated by
                  reference in the Registration Statement and Final Prospectus in response to Regulation S-K, Item 301 (Selected Financial
                  Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K; and

                  (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in
            Exhibit 12 to the Registration Statement, including the information set forth under the captions "Capitalization" and "Selected Financial Information" in the Final Prospectus and in Items 1, 2, 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated by reference in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

            References to the Final Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

            (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6 or
      (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

            (g) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

            (h) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

            If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives . Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

            The documents required to be delivered by this Section 6 shall be delivered at the office of King & Spalding LLP, counsel for the Underwriters, at 191 Peachtree Street, Atlanta, Georgia 30303, on the Closing Date.

            7. Expenses; Reimbursement of Underwriters' Expenses. (a) The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, of the Final Prospectus and the Preliminary Final Prospectus and each amendment or supplement to any of them;
(ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Final Prospectus, the Preliminary Final Prospectus, the Incorporated Documents, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any Blue Sky Memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the fees and expenses, if any, incurred in connection with rating the Securities by any rating agency and the admission of the Securities for trading on any stock exchange; (vi) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(e) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the Blue Sky Memorandum and such registration and qualification); (vii) the costs and charges of the Trustee and any transfer agent, registrar or depositary; and
(viii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

            (b) If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representatives on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

            8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that with respect to any untrue statement or omission of material fact made in any Preliminary Final Prospectus, the indemnity agreement contained in this
Section 8(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Final Prospectus to the Underwriters, (x) delivery of the Final Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Final Prospectus was corrected in the Final Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Final Prospectus; provided further, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the

Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

            (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth (i) in the last paragraph of the cover page regarding delivery of the Securities and (ii) under the heading "Underwriting," (A) the list of Underwriters and their respective participation in the sale of the Securities,
(B) the sentences related to concessions and reallowances and (C) the paragraph related to stabilization, including descriptions of the effects of any such activities, in any Preliminary Final Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Final Prospectus or the Final Prospectus.

            (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood, however, that the Company shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons, which firm shall be designated in writing by the Representatives. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes no admission of guilt and includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

            (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

            9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the aggregate principal amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

            10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New

York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities, (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto), or (iv) a material disruption in commercial banking or securities settlement or clearance services in the United States.

            11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

            12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to Banc of America Securities LLC, Attention: Transaction Services (fax no.: (212) 847-5184) and confirmed to Transaction Services, Banc of America Securities LLC, at 9 West 57th Street, Floor 2M, New York, New York 10019 and to the Salomon Smith Barney Inc., Attention: General Counsel (fax no.:
(212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to Shurgard Storage Centers, Inc., Attention: General Counsel (Fax No. (206) 652-3767) and confirmed to it at 1155 Valley Street, Suite 400, Seattle, Washington,
Attention: Christine M. McKay, Esq., Senior Vice President, General Counsel and Secretary.

            13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

            14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

            15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

            16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

            17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

            "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Basic Prospectus" shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date.

            "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

            "Commission" shall mean the Securities and Exchange Commission.

            "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

            "Final Prospectus" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

            "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus.

            "Properties" shall mean the properties listed on Schedule III hereto which represent, as of December 31, 2002, all of the real property in which the Company, either directly or through its Subsidiaries (as defined herein) or through ownership of interests in any Joint Venture (as defined herein), owns an interest.

            "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

            "Rule 415", "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

            "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

            "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

            "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                    Very truly yours,

                                    Shurgard Storage Centers, Inc.



                                    By:
                                       -------------------------------------
                                         Name:
                                         Title:

The foregoing Agreement is
hereby confirmed and accepted
as of the date specified in
Schedule I hereto.

Banc of America Securities LLC
Salomon Smith Barney Inc.

By:   Banc of America Securities LLC

By:
   ---------------------------------
   Name:
   Title:


For itself and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.

                                   SCHEDULE I

Underwriting Agreement dated March 19, 2003

Registration Statement No. 333-54392 and 333-100165

Representative(s):                  Banc of America Securities LLC

                                    Salomon Smith Barney Inc.

Title, Purchase Price and Description of Securities:
      Title:                        5.875% Notes Due 2013

      Principal amount:             $200,000,000

      Purchase Price:               98.927%

      Sinking fund provisions:      NONE

      Redemption provisions:        As set forth in the Prospectus Supplement
                                    dated March 19, 2003 under the heading
                                    "Description of the Notes -- Optional
                                    Redemption".

      Other provisions:             NONE

Closing Date, Time and Location:    March 24, 2003 at 10:00 a.m. at the offices
                                    of King & Spalding LLP, 191 Peachtree
                                    Street, Atlanta, Georgia 30303.

Type of Offering:                   Non-Delayed

Date referred to in Section 5(f)
after which the Company may offer
or sell debt securities issued or
guaranteed by the Company without
the consent of the
Representative(s):                  Closing Date

Modification of items to be
covered by the letter from
Deloitte & Touche LLP delivered
pursuant to Section 6(e) at the
Execution Time:                     NONE

                                   SCHEDULE II

                                                              PRINCIPAL AMOUNT
                                                               OF SECURITIES
UNDERWRITERS                                                  TO BE PURCHASED
------------                                                  ---------------
Banc of America Securities LLC ...........................      $ 75,000,000
Salomon Smith Barney Inc. ................................        75,000,000
Banc One Capital Markets, Inc. ...........................        10,000,000
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated ..................................        10,000,000
Commerzbank Capital Markets Corp. ........................         7,500,000
Deutsche Bank Securities Inc. ............................         7,500,000
Scotia Capital (USA) Inc. ................................         7,500,000
U.S. Bancorp Piper Jaffray Inc. ..........................         7,500,000
                                                                ------------
Total ....................................................      $200,000,000
                                                                ============

                                  SCHEDULE III

                               LIST OF PROPERTIES

                          [Replace with Excel Document]

                                                                             PROPERTY STATE/                            APPROX NET
STORE #  ENTITY         PROPERTY NAME                   PROPERTY LOCATION        COUNTRY      OWNED SINCE   YEAR BUILT  RENTABLE SF
-------  ------         -------------                   -----------------        -------      -----------   ----------  -----------
03001        1     1    Tempe                           Tempe                      AZ            1984          1976         54,000
03002       10     2    Scottsdale                      Scottsdale                 AZ            1985         1976/85       47,000
03003        1     3    Scottsdale North                Scottsdale                 AZ          1985/87         1985        112,000
03004       10     4    Phoenix                         Phoenix                    AZ            1985          1984         78,000
03013       10     5    Chandler                        Chandler                   AZ            1986          1986         71,000
03014       10     6    Phoenix East                    Phoenix                    AZ            1987          1984         65,000
03015       10     7    Mesa                            Mesa                       AZ            1987          1985         99,000
03017      110     8    Warner (1)                      Mesa                       AZ            1995          1985         61,000
03018        1     9    Dobson Ranch                    Mesa                       AZ            1996          1978         58,000
03019        1    10    Airpark                         Scottsdale                 AZ            1997          1997         49,000
03020        1    11    Shea                            Scottsdale                 AZ            1997          1996         43,000
03021      290    12    Arrowhead                       Phoenix                    AZ            1997          1997         67,000
03022      290    13    Ahwatukee                       Phoenix                    AZ            1998          1998         70,000
03027        1    14    Colonnade (2)                   Phoenix                    AZ            1998          1997         30,000
03028        1    15    Union Hills                     Phoenix                    AZ            1998          1998         65,000
03030        1    16    Speedway                        Tucson                     AZ            1998          1998         68,000
03032        1    17    Mill Avenue                     Tempe                      AZ            1999          1998         30,000
03033      291    18    Val Vista (8)                   Gilbert                    AZ            1999          1999         52,000
03035      292    19    Houghton Road(8)                Tucson                     AZ            1999          2000         68,000
03038        1    20    Cooper Road                     Gilbert                    AZ            2001          2001         48,000
03039        1    21    Desert Sky                      Phoenix                    AZ            2001          2001         68,000
03040        1    22    Tanque Verde                    Tucson                     AR            2002          2002         62,000
05001       10    23    Colton                          Colton                     CA            1985          1984         73,000
05002       10    24    Hayward                         Hayward                    CA            1985          1983         48,000
05003       10    25    Union City                      Hayward                    CA            1985          1985         41,000
05005       10    26    La Habra                        La Habra                   CA            1986         1979/91       95,000
05006        1    27    Sunnyvale                       Sunnyvale                  CA            1986         1974/75      153,000
05007        1    28    El Cerrito                      Richmond                   CA            1986          1987         62,000
05008       10    29    Palo Alto                       Palo Alto                  CA            1986          1987         48,000
05010        1    30    Westwood                        Santa Monica               CA            1986          1988         65,000
05011        1    31    El Cajon                        El Cajon                   CA            1986          1977        130,000
05013       10    32    Kearney-Balboa                  San Diego                  CA            1986          1984         90,000
05014        1    33    Santa Ana                       Santa Ana                  CA            1986         1975/86      167,000
05015        1    34    Culver City                     Los Angeles                CA            1988          1989         77,000
05016       10    35    S. San Francisco                San Francisco              CA            1987          1985         56,000
05018       10    36    Fontana Sierra                  Fontana                    CA            1987         1980/85       85,000
05019       10    37    Mountain View                   Mountain View              CA            1987          1986         28,000
05020        1    38    Solana Beach (2)                Solana Beach               CA            1987          1984         87,000
05021        1    39    Huntington Beach                Huntington Beach           CA            1988          1986         99,000
05022        1    40    Ontario                         Ontario                    CA            1996          1984         57,000
05023        1    41    Orange                          Orange                     CA            1996          1985         89,000
05024        1    42    Walnut                          Walnut                     CA            1996          1986         97,000
05026      200    43    Pinole (1)                      Pinole                     CA            1995          1988         37,000
05027        2    44    Daly City                       Daly City                  CA            1995          1989         96,000
05028      200    45    Martinez (1)                    Martinez                   CA            1995          1987         56,000
05029        1    46    Castro Valley                   Castro Valley              CA            1996          1975         50,000
05030        1    47    Newark                          Newark                     CA            1996          1991         61,000
05031        1    48    Sacramento                      Sacramento                 CA            1996          1991         53,000
05032        1    49    San Leandro                     San Leandro                CA            1996          1991         59,000
05033        1    50    San Lorenzo                     San Lorenzo                CA            1996          1990         54,000
05034        1    51    Tracy                           Tracy                      CA            1996          1986         70,000
05035        1    52    Castro Valley Business Park(4)  Castro Valley              CA            1994          1989
05036        1    53    Aliso Viejo                     Aliso Viejo                CA            1996          1996         86,000
05038        1    54    Bloomington                     Bloomington                CA            1997          1983         50,000
05039      290    55    Blossom Valley (8)              San Jose                   CA            1998          1998         64,000
05042        1    56    Alicia Parkway                  Laguna Hills               CA            1998          1991        100,000
05043      120    57    Costa Mesa (1)(8)               Costa Mesa                 CA            1999          1998         40,000
05045      291    58    Van Ness (8)                    San Francisco              CA            1999        1999/1934      94,000
05049        1    59    Capital Expressway (2)(8)       San Jose                   CA            2000          2000         66,000
05050      120    60    Westpark (1)(8)                 Irvine                     CA            2000          1999        110,000
05052      292    61    Antioch (8)                     Antioch                    CA            1999          1999         57,000
05053      292    62    Walnut Creek (2)(8)             Walnut Creek               CA            1999          1987        105,000
05054        1    63    Rohnert Park                    Rohnert Park               CA            2001          2001         70,000

                                                                             PROPERTY STATE/                            APPROX NET
STORE #  ENTITY         PROPERTY NAME                   PROPERTY LOCATION        COUNTRY      OWNED SINCE   YEAR BUILT  RENTABLE SF
-------  ------         -------------                   -----------------        -------      -----------   ----------  -----------
05058        1    64    Vista Park                      San Jose                   CA            2001          2001        111,000
05059      120    65    Cabot Road                      Laguna Niguel              CA            2001          2001         64,000
05060      120    66    San Juan Creek                  San Juan                   CA            2001          2001         48,000
05061        1    67    Oakley                          Oakley                     CA            2001          2001         56,000
05062        1    68    Livermore                       Livermore                  CA            2002          2002         71,600
05063        1    69    Monterey                        Sand City                  CA            2002          2002         74,059
05064        1    70    Tracy II                        Tracy                      CA            2002          2002         74,371
05065             71    SF- Evans                       San Francisco              CA            2002          2002         80,123
06001       10    72    Tamarac                         Denver                     CO            1984          1977         25,000
06002       10    73    Windermere                      Littleton                  CO            1984         1977/79       80,000
06004       10    74    Thornton                        Denver                     CO            1984          1984         41,000
06005       10    75    Northglenn                      Northglenn                 CO            1987          1979         75,000
06006        1    76    Lakewood                        Golden                     CO            1986          1985         67,000
06008        1    77    Kipling & Hampden               Lakewood                   CO            2002          2002         41,950
10001       10    78    Oakland Park                    Ft. Lauderdale             FL            1985         1974/78      290,000
10002       10    79    Seminole                        Seminole                   FL            1986         1984/85       61,000
10003       10    80    Military Trail                  West Palm Beach            FL            1987          1981        124,000
10004       10    81    Blue Heron                      West Palm Beach            FL            1987          1975        167,000
10008        1    82    Margate                         Margate                    FL            1996          1984         75,000
10009      210    83    Davie (1)                       Davie                      FL            1996          1990         76,000
10010        1    84    Delray Beach                    Delray Beach               FL            1996          1986         77,000
10014      286    85    Alafaya Trail                   Orlando                    FL            2002          2002         67,000
10020      271    86    Oviedo (1)                      Orlando                    FL            1997          1997         65,000
10021      270    87    South Orange (1)                Orlando                    FL            1997          1997         71,000
10022      273    88    S. Semoran (1)                  Orlando                    FL            1997          1997         83,000
10023      272    89    Maitland (1)                    Orlando                    FL            1997          1997         78,000
10025        1    90    Lauderhill                      Lauderhill                 FL            1997          1986         62,000
10028      274    91    Red Bug (1)                     Seminole County            FL            1997          1997         75,000
10029      275    92    West Town (1)(8)                Altamonte Springs          FL            1998          1998         50,000
10031      276    93    Brandon (1)(8)                  Brandon                    FL            1999          1999         69,000
10032      277    94    Ormond Beach (1)(8)             Ormond Beach               FL            1999          1999         60,000
10033      278    95    Daytona Beach (1)(8)            Daytona Beach              FL            1999          1999         74,000
10034      279    96    Eau Galllie (1)(8)              Melbourne                  FL            1999          1999         59,000
10035      282    97    Vineland (1) (8)                Orlando                    FL            1999          1998         48,000
10036      280    98    Hyde Park (1)(8)                Tampa                      FL            1999          1999         61,000
10037      281    99    Carrollwood (1)(8)              Tampa                      FL            1999          1999         62,000
10038      283   100    West Waters (1)(8)              Tampa                      FL            2000          2000         71,000
10039      284   101    Oldsmar (1)(8)                  Tampa                      FL            2000          2000         53,000
10040      285   102    Colonial Town                   Orlando                    FL            2001          2001         56,000
10042        1   103    McCoy                           Orlando                    FL            2001          2001         74,000
10043        1   104    University                      Orlando                    FL            2002          2002         78,000
10045      287   105    Fairbanks                       Orlando                    FL            2002          2002         65,204
11001        1   106    Roswell                         Roswell                    GA            1986          1986         57,000
11002        1   107    Morgan Falls                    Dunwoody                   GA            1996          1990         76,000
11003       31   108    Ansley Park                     Atlanta                    GA            1995          1991         69,000
11004        1   109    Norcross                        Norcross                   GA            1996          1984         62,000
11005        1   110    Stone Mountain                  Stone Mountain             GA            1996          1985         61,000
11006        1   111    Tucker                          Tucker                     GA            1996          1987         60,000
11007        1   112    Forest Park                     Forest Park                GA            1996          1980         65,000
11008       31   113    Brookhaven                      Atlanta                    GA            1995          1992         66,000
11009       31   114    Decatur                         Atlanta                    GA            1995          1992         65,000
11010        1   115    Clairemont                      Atlanta                    GA            1996          1990         41,000
11012        1   116    Gwinnett                        Lawrenceville              GA            1996          1996         71,000
11013        1   117    Perimeter                       Atlanta                    GA            1996          1996         72,000
11014        1   118    Peachtree                       Duluth                     GA            1997          1996        100,000
11015        1   119    Satellite Blvd.                 Duluth                     GA            1997          1994         75,000
11016      290   120    Jones Bridge                    Atlanta                    GA            1997          1997         75,000
11017      290   121    Lawrenceville                   Lawrenceville              GA            1997          1997         74,000
11019      291   122    Sandy Plains (8)                Marietta                   GA            1998          1998         68,000
11021      292   123    Holcomb Bridge (8)              Roswell                    GA            1999          2000         57,000
14001       10   124    Alsip                           Alsip                      IL            1982          1980         79,000
14002       10   125    Dolton                          Calumet City               IL            1982          1979         79,000
14003       10   126    Lombard                         Lombard                    IL            1982          1980         53,000

                                                                             PROPERTY STATE/                            APPROX NET
STORE #  ENTITY         PROPERTY NAME                   PROPERTY LOCATION        COUNTRY      OWNED SINCE   YEAR BUILT  RENTABLE SF
-------  ------         -------------                   -----------------        -------      -----------   ----------  -----------
14004       10   127    Rolling Meadows                 Rolling Meadows            IL            1982          1980         71,000
14005       10   128    Schaumburg                      Schaumburg                 IL            1982          1980         71,000
14006       10   129    Bridgeview                      Bridgeview                 IL            1985          1983         75,000
14007       10   130    Willowbrook                     Willowbrook                IL            1986         1979/82       44,000
14008       10   131    Lisle                           Lisle                      IL            1986         1976/86       53,000
14009        1   132    Hillside                        Hillside                   IL            1988          1988         64,000
14010        1   133    Oak Forest                      Orland Park                IL            1995          1991         87,000
14012        1   134    Bolingbrook                     Bolingbrook                IL            1997          1997         68,000
14013      290   135    Fox Valley (8)                  Chicago                    IL            1998          1998         71,000
14016      291   136    Country Club Hills (8)          Country Club Hills         IL            1999          1999         74,000
14018      291   137    Schaumburg South (8)            Schaumburg                 IL            1999          1999         72,000
14020      292   138    Palatine (8)                    Palatine                   IL            2000          2000         52,000
14022        1   139    Wheaton                         Wheaton                    IL            2001          2001         51,000
14023        1   140    Lincolnwood                     Lincolnwood                IL            2001          2001         58,000
14024        1   141    Niles                           Niles                      IL            2002          2002         49,431
14025        1   142    Berwyn                          Berwyn                     IL            2002          2002         69,505
14026        1   143    Chicago Heights                 Chicago Heights            IL            2002          2002         69,785
15001        1   144    Glendale                        Indianapolis               IN            1986          1985         60,000
15002        1   145    College Park                    Indianapolis               IN            1986          1984         68,000
15003        1   146    Carmel                          Carmel                     IN            1996          1996         61,000
15004        1   147    Georgetown                      Indianapolis               IN            1996          1996         72,000
15005        1   148    Allisonville                    Indianapolis               IN            1997          1987         87,000
15006      290   149    Eaglecreek (8)                  Indianapolis               IN            1998          1998         73,000
15007        1   150    Castleton                       Indianapolis               IN            1998          1988         48,000
15008      290   151    County Line (2)(8)              SouthPort                  IN            1998          1998         72,000
15011      292   152    Downtown Indy (8)               Indianapolis               IN            1999          1999         61,000
15012      292   153    East Washington (8)             Indianapolis               IN            1999          1999         69,000
15019        1   154    Geist                           Fishers                    IN            2002          1999         63,000
15020        1   155    E. 62nd St.                     Indianapolis               IN            2002          1999         50,000
15018        1   156    Speedway                        Indianapolis               IN            2002          2002         62,000
20014        1   157    Reistertown                     Owings Mills               MD            2002          1992         20,617
20001        1   158    Suitland                        Suitland                   MD            1987          1985         45,000
20003       10   159    Laurel                          Laurel                     MD            1988          1984         30,000
20005       10   160    Crofton                         Gambrills                  MD            1988          1985         40,000
20006        1   161    Gaithersburg                    Gaithersburg               MD            1994          1986         82,000
20007        1   162    Germantown                      Germantown                 MD            1994          1988         45,000
20008        1   163    Briggs Chaney                   Silver Spring              MD            1994          1987         28,000
20009        1   164    Oxon Hill                       Ft. Washington             MD            1994          1987         28,000
20010        1   165    Frederick                       Frederick                  MD            1994          1987         32,000
20011        1   166    Clinton                         Clinton                    MD            1986          1985         54,000
20012      290   167    Annapolis  (2)(8)               Annapolis                  MD            1998          1998         69,000
23002       10   168    Troy - Maple                    Troy                       MI            1981         1975/77       81,000
23003        1   169    Grand Rapids                    Grand Rapids               MI            1983          1978         45,000
23004       10   170    Lansing                         Lansing                    MI            1983         1978/79       40,000
23005       10   171    Southfield                      Southfield                 MI            1983          1976         76,000
23006       10   172    Troy - Oakland Mall             Troy                       MI            1983          1979         88,000
23007        1   173    Plymouth                        Canton Township            MI            1985          1979         81,000
23009       10   174    Walled Lake                      Walled Lake               MI          1985/89         1984         69,000
23014        1   175    Madison Heights                 Detroit                    MI            1995          1977         66,000
23019        1   176    Ann Arbor                       Ann Arbor                  MI            1988          1977         62,000
23020        1   177    Canton                          Canton                     MI            1988          1986         59,000
23021        1   178    Fraser                          Fraser                     MI            1988          1985         73,000
23022        1   179    Livonia                         LIvonia                    MI            1988          1985         67,000
23023        1   180    Sterling Heights                Sterling Heights           MI            1996          1986        105,000
23024        1   181    Warren                          Warren                     MI            1988          1985         68,000
23025        1   182    Rochester (8)                   Utica                      MI            1996          1989         57,000
23026        1   183    Taylor                          Taylor                     MI            1995          1980         83,000
23028        1   184    Flint East                      Flint                      MI            1997          1977         46,000
23030        1   185    Jackson                         Jackson                    MI            1997          1978         49,000
23033      291   186    Clinton Township (8)            Clinton Township           MI            1999          1999         70,000
23034        1   187    Rochester Hills                 Rochester Hills            MI            2001          2001         71,000
23036      292   188    Canton Township (8)             Canton Township            MI            2000          2000         68,000
23037        1   189    Auburn Hills                    Auburn  Hills              MI            2001          2001         67,000

                                                                             PROPERTY STATE/                            APPROX NET
STORE #  ENTITY         PROPERTY NAME                   PROPERTY LOCATION        COUNTRY      OWNED SINCE   YEAR BUILT  RENTABLE SF
-------  ------         -------------                   -----------------        -------      -----------   ----------  -----------
23038       11   190    Mt Clemens                      Mt. Clemens                MI            2001          2001         66,000
23039        1   191    Flint South                     Flint                      MI            2001          1998         56,000
23041      260   192    Telegraph Road                  Southfield                 MI            2002          2002         68,315
25001      254   193    SouthHaven (1) (8)              Memphis                    MS            1998          1998         42,000
34001        1   194    Glenwood                        Raleigh                    NC            1994          1983         31,000
34002        1   195    Capital Blvd.                   Raleigh                    NC            1994          1984         34,000
34003        1   196    Cary                            Cary                       NC            1994          1984         34,000
34004        1   197    Garner                          Garner                     NC            1994          1987         28,000
34005        1   198    Morrisville                     Morrisville                NC            1994          1988         40,000
34006      290   199    Creedmoor                       Raleigh                    NC            1997          1997         72,000
34101      125   200    Matthews                                                   NC            2002                      127,899
34102      125   201    Pineville                                                  NC            2002                      192,294
34103      125   202    Eastland                                                   NC            2002                       83,304
34104      125   203    Albermarle                                                 NC            2002                      107,976
34105      125   204    COTT                                                       NC            2002                       39,919
34106      125   205    Winston                                                    NC            2002                       74,718
34107      125   206    Monroe                                                     NC            2002                      107,928
34109      125   207    Salisbury                                                  NC            2002                      113,418
34113      125   208    Hickory                                                    NC            2002                      114,246
34114      125   209    Wilkinson                                                  NC            2002                       89,729
34115      125   210    N. Tryon                                                   NC            2002                       99,467
34116      125   211    Lexington NC                                               NC            2002                       55,874
34120      125   212    Rockingham                                                 NC            2002                       54,639
34122      125   213    Arrowood                                                   NC            2002                      138,379
34124      125   214    Amity Ct                                                   NC            2002                       63,572
34127      125   215    Stallings                                                  NC            2002                       87,852
34129      125   216    Concord                                                    NC            2002                       84,978
34133      125   217    Park Rd                                                    NC            2002                      122,349
34135      125   218    Pavilion                                                   NC            2002                       67,832
34142      125   219    Randleman                                                  NC            2002                       83,040
34146      125   220    Weddington                                                 NC            2002                       70,805
34147      125   221    Clayton                                                    NC            2002                       47,940
34149      125   222    Country Club                                               NC            2002                       39,224
34153      125   223    English Rd                                                 NC            2002                       24,902
34154      125   224    Wake Forest                                                NC            2002                       39,530
34155      125   225    Silas Creek                                                NC            2002                       35,065
34156      125   226    Cone Blvd                                                  NC            2002                       32,913
31001        1   227    Old Bridge                      Matawan                    NJ            1987          1987         89,000
31003        1   228    Marlboro                        Morganville                NJ            2001          2001         74,000
31004      292   229    Bricktown (8)                   Bricktown                  NJ            1999          2000         71,000
31005        1   230    Voorhees                        Voorhees                   NJ            2001          2001         71,000
31006        1   231    Rockaway                        Dover                      NJ            2003          2002         65,000
33001        1   232    Yonkers                         Yonkers                    NY            1986          1928        100,000
33002        1   233    Van Dam                         Long Island City           NY            1986          1925         58,000
33003        1   234    Northern Boulevard(2)           Long Island City           NY            1987          1940         76,000
33004        1   235    Gold Street                     Brooklyn                   NY            1986          1940        102,000
33005        1   236    Utica                           Brooklyn                   NY            1986          1964         75,000
33008      300   237    Melville (8)                    Long Island                NY            1998          1998         74,000
33014      292   238    Commack (8)                     Huntington                 NY            1999          1999         80,000
33015      292   239    Hempstead (8)                   Hempstead                  NY            1999          1999         66,000
33016      292   240    Nesconset (8)                   Long Island                NY            2000          2000         50,000
33017      292   241    Great Neck (8)                  Long Island                NY            1999          1929         20,000
33018      292   242    Beth Page (8)                   Long Island                NY            2000          2000         81,000
37001      230   243    Riverside                       Tulsa                      OK            2001          2001         54,000
38001       10   244    Salem                           Salem                      OR            1983         1979/81       67,000
38003       10   245    Beaverton                       Beaverton                  OR            1985          1974         25,000
38004       10   246    King City                       Tigard                     OR            1987          1986         83,000
38006       10   247    Portland                        Portland                   OR            1988          1988         49,000
38007       10   248    Denny Road                      Beaverton                  OR            1989          1988         65,000
38008      210   249    Division (1)                    Portland                   OR            1996          1992         47,000
38010      210   250    Milwaukie (1)                   Milwaukie                  OR            1996          1990         59,000
38011        1   251    Allen Blvd.                     Beaverton                  OR            1996          1973         42,000
38013       31   252    Oregon City                     Portland                   OR            1995          1992         57,000

                                                                             PROPERTY STATE/                            APPROX NET
STORE #  ENTITY         PROPERTY NAME                   PROPERTY LOCATION        COUNTRY      OWNED SINCE   YEAR BUILT  RENTABLE SF
-------  ------         -------------                   -----------------        -------      -----------   ----------  -----------
38014      200   253    16th and Sandy (1)              Portland                   OR            1995          1973         26,000
38015       31   254    Barbur Boulevard                Portland                   OR            1995          1993         67,000
38016       31   255    Liberty Road                    Salem                      OR            1995          1993         54,000
38019        1   256    Gresham                         Portland                   OR            1996          1996         64,000
38020        1   257    Hillsboro                       Portland                   OR            1996          1996         66,000
39001        1   258    West Chester (2)                West Chester               PA            1986          1980         84,000
39002       31   259    Edgemont                        Philadelphia               PA            1995          1992         64,000
39003        1   260    Airport                         Philadelphia               PA            1986          1985         96,000
39004      290   261    Painter's Crossing (8)          Philadelphia               PA            1998          1998         49,000
39006        1   262    Oxford Valley                   Fairless Hills             PA            2002          2002         57,225
39007            263    Valley Forge                    Alexandria                 PA            2002          2002         60,899
41008      125   264    Florence                                                   SC            2002                      129,753
41010      125   265    Sumter                                                     SC            2002                       58,309
41011      125   266    Spartanburg                                                SC            2002                       55,090
41018      125   267    Greenville                                                 SC            2002                      108,530
41019      125   268    Garners Ferry                                              SC            2002                       93,645
41032      125   269    Woodruff                                                   SC            2002                       63,008
41038      125   270    Shriners                                                   SC            2002                       66,922
41041      125   271    Ballantyne                                                 SC            2002                       41,525
41043      125   272    Charleston                                                 SC            2002                       63,351
41044      125   273    Rock Hill                                                  SC            2002                       54,726
41048      125   274    Sunset                                                     SC            2002                       27,689
41050      125   275    Dave Lyle                                                  SC            2002                       42,872
41051      125   276    Ashley River                                               SC            2002                       55,820
42002      251   277    Hermitage (1)                   Nashville                  TN            1995          1995         65,000
42003      250   278    Medical Center (1)              Nashville                  TN            1994          1995         57,000
42004      252   279    Franklin (1)                    Nashville                  TN            1995          1995         55,000
42007      252   280    Rivergate (1)                   Nashville                  TN            1996          1996         53,000
42008      253   281    Hickory Hollow (1)              Nashville                  TN            1997          1997         53,000
42009      254   282    Wolfchase (1)                   Memphis                    TN            1997          1997         59,000
42010      255   283    Stones River (1) (8)            Murfeesboro                TN            1998          1998         63,000
42011      254   284    Winchester (1)                  Memphis                    TN            1998          1988         65,000
42012      254   285    Sycamore (1)                    Memphis                    TN            1998         1984/88       55,000
42014      257   286    South Main (1)(8)               Memphis                    TN            1999          1999         27,000
44001       32   287    Bedford                         Bedford                    TX            1985          1984         69,000
44003       10   288    Hill Country Village            San Antonio                TX            1985          1982         79,000
44004       10   289    San Antonio NE                  San Antonio                TX            1985          1982         74,000
44006       10   290    Arlington/Forum 303             Arlington                  TX            1986          1984         57,000
44007       10   291    North Austin                    Austin                     TX            1986          1982         67,000
44008       10   292    Westheimer                      Houston                    TX            1986          1977         73,000
44009       10   293    Thousand Oaks                   San Antonio                TX            1986          1987         53,000
44010       10   294    Beltline Road                   Irving                     TX            1989         1985/86       68,000
44090       10   295    Irving                          Irving                     TX            1985         1975/84       50,000
44098       10   296    MacArthur Blvd.                 Irving                     TX            1985         1975/84       63,000
44012       10   297    Hurst                           Hurst                      TX            1987          1974         67,000
44014       10   298    Fredicksburg                    San Antonio                TX            1987         1978/82       82,000
44019       10   299    Blanco Road                     San Antonio                TX            1988         1989/91       66,000
44020       10   300    Bandera Road                    San Antonio                TX            1988          1981         75,000
44021       10   301    Imperial Valley                 Houston                    TX            1988          1987         54,000
44022       10   302    Sugarland                       Sugarland                  TX            1988          1987         55,000
44023       10   303    Woodlands                       Houston                    TX            1988          1988         64,000
44024       32   304    Kingwood                        Kingwood                   TX            1988          1988         54,000
44026       10   305    Federal                         Houston                    TX            1988          1988         55,000
44027       10   306    West U                          Houston                    TX            1989          1988         60,000
44028       10   307    Medical Center                  Houston                    TX            1989          1989         60,000
44029       32   308    Hillcroft (2)                   Houston                    TX            1991          1988         59,000
44030       32   309    T.C. Jester                     Houston                    TX            1996          1990         64,000
44031      210   310    River Oaks (1)                  Houston                    TX            1996          1989         67,000
44033       32   311    Windcrest                       San Antonio                TX            1996          1975         85,000
44034      110   312    Universal City(1)               San Antonio                TX            1995          1985         82,000
44036       32   313    Mission Bend                    Houston                    TX            1995          1995         69,000
44037       32   314    Parker Road                     Dallas                     TX            1995          1995         65,000
44038       32   315    Park Cities East                Dallas                     TX            1995          1995         68,000

                                                                             PROPERTY STATE/                            APPROX NET
STORE #  ENTITY         PROPERTY NAME                   PROPERTY LOCATION        COUNTRY      OWNED SINCE   YEAR BUILT  RENTABLE SF
-------  ------         -------------                   -----------------        -------      -----------   ----------  -----------
44039       32   316    McArthur Crossing               Irving                     TX            1996          1996         65,000
44040       32   317    South Cooper                    Arlington                  TX            1996          1996         66,000
44041       32   318    Woodforest                      Houston                    TX            1996          1996         54,000
44042       32   319    Preston Road                    Dallas                     TX            1997          1997         62,000
44043       32   320    East Lamar                      Arlington                  TX            1996          1996         43,000
44044       32   321    Lewisville                      Dallas                     TX            1997          1997         62,000
44045       32   322    Georgetown                      Austin                     TX            1997          1996         58,000
44046       32   323    Round Rock                      Austin                     TX            1997          1995         55,000
44047       32   324    Slaughter Lane                  Austin                     TX            1997          1994         75,000
44048       32   325    Valley Ranch                    Coppell                    TX            1997          1995         94,000
44050       32   326    Nacodoches                      San Antonio                TX            1998          1996         59,000
44051       32   327    Henderson Pass                  San Antonio                TX            1998          1995         57,000
44052      290   328    Greenville (8)                  Dallas                     TX            1998          1998         61,000
44054       32   329    Highway 78                      San Antonio                TX            1998          1997         55,000
44057       32   330    Quarry (8)                      San Antonio                TX            1999          1999         64,000
44060      291   331    Champions (8)                   Houston                    TX            1998          1998         65,000
44061      291   332    Southlake (8)                   Dallas                     TX            1998          1998         66,000
44062       32   333    Cinco Ranch (8)                 Houston                    TX            1999          1998         57,000
44065      291   334    Cityplace (8)                   Dallas                     TX            1999          1999         58,000
44066      291   335    Bee Caves Road (8)              Austin                     TX            1999          1999         68,000
44068      291   336    Oak Farm Dairy (8)              Houston                    TX            1999          1999         64,000
44069      291   337    Henderson Street (8)            Fort Worth                 TX            1999          1999         66,000
44072       32   338    North Carrollton (8)            Carrollton                 TX            2000          1999         65,000
44073       32   339    First Colony  (8)               Missouri City              TX            2000          1994         42,000
44074       32   340    North Park (8)                  Kingwood                   TX            2000          1996         48,000
44075       32   341    South Main  (8)                 Houston                    TX            2000          1999         25,000
44077       32   342    Westchase (8)                   Houston                    TX            2000          1998         52,000
44079      292   343    Helotes (8)                     San Antonio                TX            2000          2000         56,000
44080      292   344    Medical Center SA (8)           San Antonio                TX            1998          1999         58,000
44081      292   345    Oak Hills (2)(8)                Austin                     TX            1999          1999         65,000
44082      292   346    Olympia (8)                     Missouri City              TX            1998          1999         63,000
44084      292   347    Las Colinas (8)                 Irving                     TX            2000          2000         54,000
44086       32   348    Lakeline                        Austin                     TX            2001          2001         67,000
44087       32   349    Grapevine (Hwy 26)              Hurst                      TX            2001          2001         60,000
44088       32   350    Shavano Park                    San Antonio                TX            2001          2001         59,000
44089       32   351    Oltorf                          Austin                     TX            2002          2002         67,000
44109        1   352    Audelia                         Richardson                 TX            2002          2002         42,650
47001       10   353    Fairfax                         Fairfax                    VA            1986          1980         91,000
47002       10   354    Falls Church                    Falls Church               VA            1987          1988         93,000
47003       10   355    Manassas E. & W. (3)            Manassas                   VA            1988          1984         69,000
47005        1   356    Burke                           Fairfax                    VA            1996          1984         32,000
47006        1   357    Midlothian Turnpike             Richmond                   VA            1996          1984         44,000
47007        1   358    S. Military Highway             Virginia Beach             VA            1996          1984         48,000
47008       10   359    Herndon                         Herndon                    VA            1988          1985         39,000
47009       10   360    Newport News. S                 Newport News               VA          1985/92         1985         59,000
47010        1   361    Newport News North              Newport News               VA            1996          1986         59,000
47011       10   362    North Richmond                  Richmond                   VA            1988          1984         37,000
47012        1   363    Virginia Beach                  Virginia Beach             VA            1989          1985         65,000
47013       10   364    Kempsville                      Virginia Beach             VA            1989          1985         33,000
47014        1   365    Bayside                         Virginia Beach             VA            1988          1984         28,000
47015        1   366    Chesapeake                      Chesapeake                 VA            1996          1986         58,000
47016        1   367    Leesburg                        Leesburg                   VA            1996          1986         28,000
47019        1   368    Fordson Road                    Alexandria                 VA            2002          1984         51,000
47021        1   369    Dale City                       Dale City                  VA            1994          1986         31,000
47022        1   370    Gainesville                     Gainesville                VA            1994          1988         31,000
47023        1   371    Charlottesville                 Charlottesville            VA            1994          1984         32,000
47024        1   372    Laskin Road                     Virginia Beach             VA            1994          1984         39,000
47025        1   373    Holland Road                    Virginia Beach             VA            1994          1985         34,000
47026        1   374    Princess Anne Road              Virginia Beach             VA            1994          1985         40,000
47027        1   375    Cedar Road                      Chesapeake                 VA            1994          1989         36,000
47028        1   376    Crater Road                     Petersburg                 VA            1994          1987         36,000
47029        1   377    Temple Avenue                   Petersburg                 VA            1994          1989         34,000
47030        1   378    Jeff Davis Hwy                  Richmond                   VA            1994          1990         35,000

                                                                             PROPERTY STATE/                            APPROX NET
STORE #  ENTITY         PROPERTY NAME                   PROPERTY LOCATION        COUNTRY      OWNED SINCE   YEAR BUILT  RENTABLE SF
-------  ------         -------------                   -----------------        -------      -----------   ----------  -----------
47033        1   379    McLean (2)                      McLean                     VA            1997          1997         72,000
47034      290   380    Potomac Mills                   Potomac Mills              VA            1997          1997         69,000
47035      290   381    Cascades (8)                    Sterling                   VA            1998          1998         63,000
47039      291   382    Merrifield (8)                  Fairfax                    VA            1999          1999         73,000
47040      292   383    Old Towne (8)                   Alexandria                 VA            1999          1999         69,000
47043        1   384    Burke Centre                    Burke                      VA            2001          1983         65,000
47044        1   385    Burke Ctr. Business Park (4)    Burke                      VA            2001          1983         29,000
47046        1   386    Fullerton                       Springfield                VA            2001          1981         78,000
47047        1   387    Telegraph Road                  Lorton                     VA            2001          1984         47,000
48001        1   388    Bellingham                      Bellingham                 WA            1981          1981         74,000
48002       10   389    Vancouver Mall                  Vancouver                  WA            1980          1982         46,000
48003        1   390    Everett                         Everett                    WA            1981          1978         63,000
48004       10   391    Whitecenter                     Seattle                    WA            1980          1981         48,000
48005        1   392    Highland Hill                   Tacoma                     WA            1981          1982         60,000
48006       10   393    Factoria                        Bellevue                   WA            1984          1984         57,000
48007       10   394    Bellevue East & West (3)        Bellevue                   WA            1984          1975        167,000
48009       10   395    Federal Way                     Federal Way                WA            1984          1975        134,000
48010       10   396    Renton                          Renton                     WA            1984         1979/89       80,000
48011       10   397    Shoreline/Aurora N. (3)         Seattle                    WA            1986          1978        139,000
48012        1   398    Edmonds                         Edmonds                    WA            1984         1974/75      121,000
48013       10   399    North Spokane                   Spokane                    WA            1984          1976         78,000
48014        1   400    Totem Lake                      Kirkland                   WA            1984          1978         61,000
48016        1   401    Woodinville                     Woodinville                WA            1984         1982/84       70,000
48017        1   402    Burien                          Seattle                    WA            1985          1974         41,000
48018        1   403    Burien II                       Seattle                    WA            1985          1979         60,000
48019        1   404    South Center                    Renton                     WA            1985          1979         68,000
48026        1   405    Canyon Rd.                      Puyallup                   WA            1996          1986         28,000
48028        1   406    South Hill                      Seattle                    WA            1995          1980         45,000
48033       10   407    Issaquah                        Issaquah                   WA            1985          1986         56,000
48035       10   408    East Lynnwood                   Lynnwood                   WA            1986          1978         80,000
48036        1   409    Interbay                        Seattle                    WA            1987          1988         83,000
48039      100   410    Capitol Hill (1)                Seattle                    WA            1987          1988         71,000
48040       10   411    South Tacoma                    Tacoma                     WA            1987          1975         46,000
48041       10   412    Smokey Point                    Arlington                  WA            1987         1984/87       35,000
48042        1   413    Lakewood 512 (4)                Tacoma                     WA          87/88/91       1979/81      130,000
48043      210   414    Sprague (1)                     Tacoma                     WA            1996         1950/89       52,000
48044      220   415    Canyon Park JV (1)              Bothell                    WA            1996          1990         58,000
48045      210   416    Hazel Dell (1)                  Vancouver                  WA            1996          1989         56,000
48046        1   417    Kennydale                       Renton                     WA            1996          1991         57,000
48047        1   418    Bellefield                      Bellevue                   WA            1996          1978         65,000
48048        1   419    Factoria Square                 Bellevue                   WA            1996          1989         70,000
48051      110   420    Lake City (1)                   Seattle                    WA            1995          1987         51,000
48059        1   421    Auburn                          Auburn                     WA            1996          1996         62,000
48060        1   422    E. Bremerton                    Bremerton                  WA            1996          1985         66,000
48062        1   423    Pt. Orchard                     Pt. Orchard                WA            1997          1991         46,000
48063        1   424    West Seattle                    Seattle                    WA            1997          1997         66,000
48064        1   425    Salmon Creek                    Vancouver                  WA            1997          1997         68,000
48066        1   426    Bremerton                       Bremerton                  WA            1997          1976         41,000
48067        1   427    Kent                            Kent                       WA            1997          1977         44,000
48068        1   428    Lacey                           Olympia                    WA            1997          1977         25,000
48069        1   429    Lynnwood                        Lynnwood                   WA            1997          1979         54,000
48070        1   430    Spokane                         Spokane                    WA            1997          1976         49,000
48071        1   431    West Olympia                    Olympia                    WA            1997          1978         30,000
48072        1   432    Parkland                        Tacoma                     WA            1997          1980         52,000
48073      290   433    Sammamish                       Redmond                    WA            1998          1998         76,000
48076        1   434    Lake Union                      Seattle                    WA            1998          1998         70,000
48078        1   435    Gig Harbor  (8)                 Gig Harbor                 WA            1999          1980         35,000
48080      291   436    Mill Creek (8)                  Everett                    WA            1998          1998         68,000
48081      291   437    Pier 57 (8)                     Seattle                    WA            1986          1912         59,000
48082      291   438    Redmond (8)                     Redmond                    WA            1998          1998         51,000
48084      292   439    Juanita (8)                     Kirkland                   WA            1998          1999         65,000

                                                                             PROPERTY STATE/                            APPROX NET
STORE #  ENTITY         PROPERTY NAME                   PROPERTY LOCATION        COUNTRY      OWNED SINCE   YEAR BUILT  RENTABLE SF
-------  ------         -------------                   -----------------        -------      -----------   ----------  -----------
EUROPE
            90     1    Forest (5)                      Brussels                 Belgium         1995          1995         49,000
            90     2    Molenbeek (5)                   Brussels                 Belgium         1995          1995         34,000
            90     3    Waterloo (5)                    Brussels                 Belgium         1995          1995         86,000
            90     4    Zaventem (5)                    Brussels                 Belgium         1996          1996         75,000
            90     5    Aartselaar (5)                  Aartselaar               Belgium         1997          1997         76,000
            90     6    Machalen (5)                    Brussels                 Belgium         1997          1997         65,000
            90     7    Ghent (5)                       Brussels                 Belgium         1998          1998         72,000
            90     8    Leuven (5)                      Brussels                 Belgium         1998          1998         63,000
            90     9    Overijse (5)                    Brussels                 Belgium         1998          1998         49,000
            90    10    Brugge (5)                      Brussels                 Belgium         1999          1999         74,000
            90    11    Kortrijk (5)                    Brussels                 Belgium         1999          1999         63,000
            90    12    Antwerpen Bredabaan (5)         Antwerpen                Belgium         2000          2000         67,000
            90    13    Jette (5)                       Brussels                 Belgium         2000          2000         67,000
            90    14    Luik (5)                        Liege                    Belgium         2000          2000         52,000
            90    15    Sint Pieters Leeuw (5)          Brussels                 Belgium         2001          2001         51,000
            90    16    Antwerpen Moretuslei            Borgerhout               Belgium         2002          2002         47,000
            90    17    Antwerpen Linkerhoever                                   Belgium         2002          2002         53,700
            90    18    Hvidovre (5)                                             Denmark         2001          2001         60,000
            90    19    Ish0j (5)                                                Denmark         2001          2001         47,000
            90    20    Roskilde                                                 Denmark         2002          2002         54,000
            90    21    H0rsholm                                                 Denmark         2002          2002         52,000
            90    22    Montrouge (5)                   Paris                    France          1997          1996         59,000
            90    23    Nice (5)                        Nice                     France          1997          1991         42,000
            90    24    Varlin (5)                      Paris                    France          1997          1997         23,000
            90    25    Pontault-Combault (5)           Paris                    France          1999          1999         54,000
            90    26    Asnieres (5)                    Paris                    France          2000          2001         65,000
            90    27    Ballainvilliers (5)             Paris                    France          2000          2000         58,000
            90    28    Buchelay (5)                    Paris                    France          2000          2001         57,000
            90    29    Fresnes (5)                     Paris                    France          2000          2000         56,000
            90    30    Nanterre (5)                    Paris                    France          2000          2000         68,000
            90    31    Osny (5)                        Paris                    France          2000          2000         54,000
            90    32    Port Marly (5)                  Paris                    France          2000          2000         46,000
            90    33    Rosny (5)                       Paris                    France          2000          2000         64,000
            90    34    Villejust Les Ulis (5)          Paris                    France          2000          2000         61,000
            90    35    Coignieres (5)                                           France          2001          2001         49,000
            90    36    Grigny (5)                                               France          2001          2001         54,000
            90    37    Thiais (5)                                               France          2001          2001         54,000
            90    38    Epinay Sur Seine                Epinay                   France          2002          2002         53,700
            90    39    Marseille                       Marseille                France          2002          2002         53,700
            90    40    Vitrolles                       Marseille                France          2002          2002         54,000
            90    41    La Seyne Sur Mer                                         France          2002          2002         53,800
            90    42    Sevran                                                   France          2002          2002         53,600
            90    43    Noisy le Grand                                           France          2002          2002         54,000
            90    44    Lyon Gerland                    Lyon                     France          2002          2002         54,000
            90    45    Den Haag (5)                    Den Haag               Netherlands       1999          1999         61,000
            90    46    Amersfoort (5)                  Amersfoot              Netherlands       2000          2000         66,000
            90    47    Amsterdam (5)                   Amsterdam              Netherlands       2000          2000         54,000
            90    48    Maastricht (5)                  Maastricht             Netherlands       2000          2000         51,000
            90    49    Rotterdam (5)                   Rotterdam              Netherlands       2000          2000         52,000
            90    50    Utrecht Nieuwegein (5)          Utrecht                Netherlands       2000          2000         61,000
            90    51    Apeldoorn (5)                                          Netherlands       2001          2001         54,000
            90    52    Breda (5)                       Den Haag               Netherlands       2001          2001         64,000
            90    53    Dordrecht Baanhoek (5)                                 Netherlands       2001          2001         53,000
            90    54    Heemstede (5)                                          Netherlands       2001          2001         57,000
            90    55    Heerlen Krekrade (5)                                   Netherlands       2001          2001         54,000
            90    56    Nijmegen (5)                                           Netherlands       2001          2001         54,000
            90    57    Rotterdam Stadionweg (5)        Rotterdam              Netherlands       2001          2001         45,000
            90    58    Spaanse Polder (5)                                     Netherlands       2001          2001         50,000
            90    59    Zaandam (5)                                            Netherlands       2001          2001         54,000
            90    60    Ede                             Ede                    Netherlands       2002          2002         54,000
            90    61    Den Haag Rijswijk                                      Netherlands       2002          2002         48,300

                                                                             PROPERTY STATE/                            APPROX NET
STORE #  ENTITY         PROPERTY NAME                   PROPERTY LOCATION        COUNTRY      OWNED SINCE   YEAR BUILT  RENTABLE SF
-------  ------         -------------                   -----------------        -------      -----------   ----------  -----------
            90    62    Amsterdam Diemen                Amsterdam              Netherlands       2002          2002         54,000
            90    63    Dordrecht Roobol                                       Netherlands       2002          2002         54,000
            90    64    Delft Kleveringweg                                     Netherlands       2002          2002         52,000
            90    65    Eindhoven Veldhoven                                    Netherlands       2002          2002         54,000
            90    66    Utrecht Cartesiusweg            Utrecht                Netherlands       2002          2002         52,000
            90    67    Jakobsberg (5)                  Stolkholm                Sweden          1998          1998         60,000
            90    68    Kungens Kurva (5)               Stockholm                Sweden          1998          1998         72,000
            90    69    Rissne (5)                      Stockholm                Sweden          1998          1998         67,000
            90    70    Taby (5)                        Stockholm                Sweden          1998          1998         60,000
            90    71    Handen (5)                      Stockholm                Sweden          1999          1999         65,000
            90    72    Molndal (5)                     Gothenburg               Sweden          1999          1999         65,000
            90    73    Sodermalm (5)                   Stockholm                Sweden          1999          1999         26,000
            90    74    Solna (5)                       Stockholm                Sweden          1999          1999         69,000
            90    75    Uppsala (5)                     Stockholm                Sweden          1999          1999         63,000
            90    76    Lundavagen (5)                  Malmo                    Sweden          2000          2000         70,000
            90    77    Moraberg  (5)                   Stockholm                Sweden          2000          2000         53,000
            90    78    Upplands Vasby (5)              Stockholm                Sweden          2000          2001         51,000
            90    79    Lund Pilsaker (5)                                        Sweden          2001          2001         53,000
            90    80    Minelund (5)                                             Sweden          2001          2001         54,000
            90    81    Skarpnack Skondal  (5)                                   Sweden          2001          2001         53,000
            90    82    Vastra Frolunda    (5)                                   Sweden          2001          2001         54,000
            90    83    Ystadvagen  (5)                                          Sweden          2001          2001         51,000
            90    84    Hogdalen                                                 Sweden          2002          2002         54,000
            90    85    Danderyd                                                 Sweden          2002          2002         48,000
            90    86    Arstaberg                                                Sweden          2002          2002         49,000
            90    87    Putney Bridge                                        United Kingdom      2002          2002         47,000
            90    88    Greenford                                            United Kingdom      2002          2002         62,000
            90    89    Croydon (5)                     London               United Kingdom      1999          1999         67,000
            90    90    Hayes (5)                       London               United Kingdom      1999          1999         67,000
            90    91    Streatham  (5)                  London               United Kingdom      1999          1999         45,000
            90    92    Ewell (5)                       London               United Kingdom      2000          2001         49,000
            90    93    Hanworth (5)                    London               United Kingdom      2000          2000         44,000
            90    94    Reading (5)                     London               United Kingdom      2000          2000         51,000
            90    95    Neasden (5)                                          United Kingdom      2001          2001         53,000
            90    96    Ruislip                                              United Kingdom      2002          2002         53,800
                                                                                                                        ----------
                        SUB-TOTAL (OWNED PROPERTIES)                                                                    33,955,366
                                                                                                                        ==========

      (1)   We own between 50-99% of these properties

      (2) We do not have fee title, but have a long-term lease, with respect to the land on which property is located.

      (3)   These properties are now operated as one property.

      (4)   Property is a business park.

      (5)   We own a 7.57% interest in this property.

      (6)   We own a 10% interest in this property

      (7)   We own a 20% interest in this property

      (8) This property is included in our New Store operating results. All other domestic properties are included in our Same Store operatin results. (See Note M)


MANAGED PROPERTIES:
05056      609     1    Palms                           Los Angeles                 CA        x                             57,000
05057      610     2    West Covina                     West Covina                 CA        x                             71,000
06007      608     3    Windermere II                   Littleton                   CO        x                             31,000
10011      500     4    Apopka                          Apopka                      FL        x                             48,000
10015      506     5    Central Parkway                 Altamonte Springs           FL        x                             31,000
10012      500     6    Deland                          Deland                      FL        x                             67,000
10024      506     7    Kirkman                         Orlando                     FL        x                             64,000
10013      500     8    Kissimmee                       Kissimmee                   FL        x                             64,000
10026      519     9    Lake Brantley                   Orlando                     FL        x                             51,000
10018      509    10    Lake Mary                       Lake Mary                   FL        x                             70,000
10027      520    11    Lake Underhill                  Orlando                     FL        x                             76,000

                                                                             PROPERTY STATE/                            APPROX NET
STORE #  ENTITY         PROPERTY NAME                   PROPERTY LOCATION        COUNTRY      OWNED SINCE   YEAR BUILT  RENTABLE SF
-------  ------         -------------                   -----------------        -------      -----------   ----------  -----------
10017      516    12    Lakehurst                       Orlando                      FL       x                             45,000
10019      511    13    Oakridge                        Orlando                      FL       x                             36,000
18001      553    14    Greenwood                       Bowling Green                KT       x                             44,000
23027      404    15    Woodhaven                       Woodhaven                    MI       x                             56,000
38017      406    16    Sherwood                        Sherwood                     OR       x                             69,000
42013      557    17    Highway 64                      Arlington                    TN       x                             52,000
42005      556    18    Murfreesboro Rd.                Nashville                    TN       x                             46,000
42001      550    19    Old Hickory Blvd.               Nashville                    TN       x                             99,000
48053      403    20    Factoria North                  Bellevue                     WA       x                             29,000
48052      402    21    Fife                            Fife                         WA       x                             37,000
48086      414    22    Kent 244th                      Kent                         WA       x                             25,000
48058      409    23    Kent East Hill                  Kent                         WA       x                             78,000
48061      408    24    Maple Valley                    Maple Valley                 WA       x                             99,000
48065      562    25    University Villiage             Seattle                      WA       x                             47,000
10046      522    26    Waterford Lakes                 Orlando                      FL       x                             48,905
5066       611    27    Rancho San Diego                San Diego                    CA       x                             62,955
5067       612    28    Woodland Hills                  Woodland Hills               CA       x                             65,896
                                                                                                                        ----------
                        SUB-TOTAL (MANAGED PROPERTIES)                                                                  45,604,722
                                                                                                                        ==========
                                                                                                                        ----------
                        TOTAL ALL PROPERTIES                                                                            79,560,088
                                                                                                                        ==========

                        Owned

                                                        Stores
                                                2       Business Parks

                        Managed

                                               28       Stores
                                                0       Business Parks

SOLD
23001        1          Kalamazoo                       Kalamazoo                    MI          1980          1980         41,000
44076       32          Spring Branch                   Houston                      TX

                                   SCHEDULE IV

                           SUBSIDIARIES OF THE COMPANY

                         AND OWNERSHIP OF CAPITAL STOCK

Subsidiaries                                                                                    Ownership
------------                                                                                    ---------

SSC Evergreen, Inc., a Delaware corporation                                                     100%
SSC Property Holdings, Inc., a Delaware corporation                                             100%
Shurgard Development I, Inc., a Washington corporation                                          100%
Shurgard Development II, Inc., a Washington corporation                                         100%
Shurgard Development III, Inc., a Washington corporation                                        100%
Shurgard Development IV, Inc., a Washington corporation                                         100%
Shurgard Holdings, Inc., a Washington corporation                                               100%
Shurgard Storage To Go, Inc., a Washington corporation                                          100%
SSC Benelux, Inc., a Delaware corporation                                                       100%
Shurgard TRS, Inc., a Washington corporation                                                    100%
Storage Line Management, LLC, a Washington limited liability company                            100%
Shurgard Preferred Partners, LLC, a Washington limited liability company                        100%
SS Income Plan, LLC, a Washington limited liability company                                     100%
Shurgard Finance, LLC, a Washington limited liability company                                   100%
SSTG, LLC, a Washington limited liability company                                               100%
SSCI Minnesota Corporation, a Washington corporation                                            100%

                                   SCHEDULE V

                               JOINT VENTURES AND
                           OWNERSHIP INTERESTS THEREIN

Partnerships/Joint Ventures                                                                Ownership
---------------------------                                                                ---------

SSC Benelux, SCA, a Belgium SCA                                                            7.57%
Shurgard/Canyon Park Self-Storage LP                                                       74.48%
Capital Hill Partners, a limited partnership                                               90%
Shurgard Evergreen Limited Partnership                                                     100%
Shurgard/Fremont Partners I, a WA general partnership                                      100%
Shurgard/Fremont Partners II, a WA general partnership                                     100%
Shurgard Institutional Partners                                                            99.59%
Shurgard Institutional Fund L.P., a WA limited partnership                                 87.72%
Shurgard Institutional Fund L.P. II, a WA limited partnership                              99%
Shurgard Partners LP, a WA limited partnership                                             83.33%
Shurgard Partners LP II, a WA limited partnership                                          50%
Shurgard-RESCO, L.L.C.                                                                     77.3%
Shurgard Texas Limited Partnership                                                         100%
CCP/Shurgard Venture LLC (Chase)                                                           20%
Shurgard Mt. Clemens, LLC                                                                  100%
Shurgard-O'Brien Telegraph Road LLC                                                        55%
Shurgard-O'Brien I, LLC                                                                    70%
Shurgard-TRC Self Storage Development LLC                                                  75%
Shurgard-Morningstar Self Storage Development LLC                                          75%
Shurgard-Resco II, L.L.C.                                                                  90%


Shurgard-Freeman Affiliation Joint Ventures and LLCs                                       50-86%(1)
         Shurgard-Freeman 100 Oaks, L.L.C.
         Shurgard-Freeman Franklin Joint Venture
         Shurgard-Freeman Hermitage Joint Venture
         Shurgard-Freeman Hickory Hollow Joint Venture
         Shurgard-Freeman Medical Center Joint Venture
         Shurgard-Freeman Memphis Properties, L.L.C.
         Shurgard-Freeman South Main Joint Venture
         Shurgard-Freeman Stone's River L.L.C.

Shurgard-Mikkelson Affiliation Joint Ventures                                              55-90%(2)
         Shurgard-Brandon Joint Venture
         Shurgard-Carrollwood Joint Venture
         Shurgard-Mikkelson Colonial Town Joint Venture
         Shurgard-Mikkelson Daytona Beach Joint Venture
         Shurgard-Mikkelson Eau Gallie Joint Venture
         Shurgard-Mikkelson Hyde Park Joint Venture
         Shurgard-Mikkelson Maitland Joint Venture

         Shurgard-Mikkelson Oldsmar Joint Venture
         Shurgard-Mikkelson Ormand Beach Joint Venture
         Shurgard-Mikkelson Oviedo Joint Venture
         Shurgard-Mikkelson Red Bug Joint Venture
         Shurgard-Mikkelson South Orange Joint Venture
         Shurgard-Mikkelson South Semoran Joint Venture
         Shurgard-Mikkelson Vineland Joint Venture
         Shurgard-Mikkelson West Town Joint Venture
         Shurgard-Mikkelson West Waters Joint Venture
         Shurgard-Mikkelson Alafaya joint Venture

1440 71st South, Tulsa, L.P.                                         50%



(1)   See Schedule II for % ownership by entity

(2) all Mikkelson agreements provide for option to acquire the assets under certain circumstances in the event of a change of control.

                                     ANNEX A

(i) The Company is a corporation duly incorporated and validly existing under the laws of the State of Washington with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Final Prospectus (and any amendment or supplement thereto), and is duly registered and qualified (or has made application to become registered and qualified) to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business;

(ii) Each of the Subsidiaries that is organized in the United States is a corporation or a limited liability company duly organized and validly existing and, where applicable, in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with the requisite power and authority to own, lease, and operate its properties and to conduct its business as described in the Registration Statement and the Final Prospectus (and any amendment or supplement thereto); except as described in Schedule IV, all the outstanding shares of capital stock or other interests of each of the Subsidiaries that is organized in the United States have been duly authorized and validly issued, are fully paid and nonassessable, and the Company owns of record the percentage of outstanding shares or interests of each such Subsidiary set forth in
      Schedule IV and to such counsel's knowledge, is free and clear of any lien, adverse claim, security interest, equity or other encumbrance, except for such as would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business;

(iii) Each of the general partnership or joint venture agreements pursuant to which the Joint Ventures were formed has been duly authorized, executed and delivered by the Company or its Subsidiaries, as applicable and the Company's interest in such Joint Venture as described in Schedule V is reflected in the agreement applicable to such Joint Venture;

(iv) The authorized capital stock of the Company is as set forth under the captions "Capitalization", "Description of the Common Stock", "Description of the Preferred Stock" and "Restrictions on Transfers of Capital Stock; Excess Stock" in the Final Prospectus; the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in such sections in the Final Prospectus; as of the date of such counsel's opinion, there are 33,104,225 shares of Class A Common Stock, 154,604 shares of Class B Common Stock, 2,000,000 shares of 8.8% Series B Cumulative Redeemable Preferred Stock, 2,000,000 shares of 8.70% Series C Cumulative Redeemable Preferred Stock and 3,000,000 shares of 8.75% Series D Cumulative Redeemable Preferred Stock outstanding;

(v) The Company has corporate power and authority to enter into this Agreement and the Indenture and to issue, sell and deliver the Securities to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company;

(vi) The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture pursuant to which such Securities are to be issued;

(vii) The Indenture has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity; the Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Final Prospectus; and the Indenture has been duly qualified under the Trust Indenture Act.

(viii) The Registration Statement and all post-effective amendments, if any, have become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or, to the best knowledge of such counsel, contemplated by the Commission; and any required filing of the Final Prospectus pursuant to Rule 424(b) has been made in accordance with Rule 424(b);

(ix) To the best knowledge of such counsel, neither the Company nor any of the Subsidiaries is in violation of its respective certificate or articles of incorporation or its respective bylaws or other organizational documents, and, to the best knowledge of such counsel, is not in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness that is listed as an exhibit to the Registration Statement or to any Incorporated Document, where such violation or default, individually or in the aggregate, has had or is likely to have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as may be disclosed in the Final Prospectus;

(x) Neither the offer, sale or delivery of the Securities, the execution, delivery or performance of this Agreement or the Indenture, compliance by the Company with the provisions hereof nor consummation by the Company of the transactions contemplated hereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries or any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties is bound that is an exhibit to the Registration Statement or to any Incorporated Document, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries, nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities and blue sky laws), judgment, injunction, order or decree known to such counsel, applicable to the Company, the Subsidiaries or any of their respective properties, except for such breaches or defaults that have not had and would not reasonably be expected to have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business;

(xi) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company (except as has been obtained under the Act and the Exchange Act, the qualification of the Indenture under the Trust Indenture Act or such as may be required under state securities or blue sky laws governing the purchase and distribution of the Securities) for the valid issuance and sale of the Securities to the Underwriter as contemplated by this Agreement;

(xii) The Registration Statement and the Final Prospectus and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act; and each of the Incorporated Documents (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which counsel need not express any opinion) complies as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder;

(xiii) To the knowledge of such counsel, (A) other than as described or contemplated in the Final Prospectus (or any supplement thereto), the Registration Statement or any Incorporated Document, there are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or any of their property, is subject, which are required to be described in the Registration Statement or Final Prospectus (or any amendment or supplement thereto) and (B) there are no agreements, contracts, indentures, leases or other instruments, that are required to be described in the Registration Statement or the Final Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required, as the case may be;

(xiv) The statements in the Final Prospectus under the captions "Risk Factors -- Real Estate Investment Risks", "Risk Factors -- Risks Relating to Qualification and Operation as a REIT", "Description of the Notes" and "Federal Income Tax Considerations" and the statements in the Registration Statement and Basic Prospectus under the subheadings "Real Estate Investment Risks" and "Risks Relating to Qualification as a REIT" under the caption "Risk Factors" and under the captions "General Description of Securities," "Description of the Common Stock," "Description of the Preferred Stock," "Description of the Debt Securities, " Restrictions on Transfers of Capital Stock, Excess Stock," and "ERISA Considerations", insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown;

(xv) Based on certain customary assumptions and representations (acceptable to Perkins Coie and to counsel for the Underwriters in their reasonable discretion) relating to applicable asset composition, source of income, stockholder diversification distribution, record keeping tests and other requirements of the Code necessary for the Company to qualify as a REIT, the Company was organized and has operated in conformity with the requirements for qualification and taxation as a REIT under Sections 856 through 860 of the Code for each of the taxable years ended December 31, 1995, December 31, 1996, December 31, 1997, December 31, 1998, December 31, 1999, December 31, 2000, December 31, 2001 and December 31, 2002; the
      Company's current organization and method of operations should permit the Company to continue to qualify as a REIT under the Code. The discussion in the Final Prospectus under the caption "Federal Income Tax Considerations" fairly summarizes the federal income tax considerations that are likely to be material to a holder of Securities;

(xvi) None of the Company nor any Subsidiary is, or solely as a result of the consummation of the transactions contemplated hereby, will become, an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended;

(xvii) Although such counsel has not undertaken to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the
      Final Prospectus, including review and discussion of the contents thereof (including review and discussion of the contents of all Incorporated Documents), and nothing has come to the attention of such counsel that has caused them to believe that the Registration Statement (including the Incorporated Documents) at the time the Registration Statement became effective, or the Final Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Final Prospectus, as of its respective date, and as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Final Prospectus or any Incorporated
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      Document.) Nothing in this opinion (xvii) modifies or affects the opinions set forth in opinions (vii), (xiv) and (xv);

(xviii) To such counsel's knowledge, no holder of any security of the Company has any right to require registration of any security of the Company because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement.